UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 3, 2004

                               Axeda Systems Inc.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                DELAWARE               000-26287      23-2763854
          -----------------------    ------------   -------------------
          (State or other juris-      (Commission   (IRS Employer
           diction of incorporation)   File Number)   Identification No.)


                       21 Oxford Road, Mansfield, MA 02048
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (508) 337-9200

                                       N/A
        ----------------------------------------------------------------
                   (Former name or former address, if changed
                               since last report.)



Item 5. Other Events and Regulation FD Disclosure.

On August 4, 2004 we announced that listing of our common stock will be transferred to The Nasdaq SmallCap Market, as a result of a decision by a Nasdaq Listing Qualifications Panel received by the Company on August 3, 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) Exhibits
     Exhibit 99.1 - Press release of Axeda Systems Inc., dated August 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Axeda Systems Inc.

Date: August 4, 2004                    By:   /s/ Thomas J. Fogarty
                                            --------------------------
                                            Thomas J. Fogarty,
                                            Executive Vice President and
                                             Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number          Description
---------       -------------------------------------------------------------
99.1            Press release, dated August 4, 2004, issued by Axeda Systems
                 Inc. announcing that listing of its common stock will be transferred to The Nasdaq SmallCap Market